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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 MARCH 10, 1999
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



            DELAWARE                                     34-4144905
  (State or other jurisdiction)               (IRS Employer Identification No.)


      CNA PLAZA, CHICAGO, ILLINOIS                         60685
(Address of principal executive offices)                 (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)



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ITEM 5.   OTHER EVENTS

          See Exhibit 99 to this Form 8-K

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit 99 -  CNA Surety Corporation Press Release issued on
                             March 3, 1999.












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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CNA SURETY CORPORATION
                                      (Registrant)



                                  By:
                                      ------------------------------------------
                                      John S. Heneghan
                                      Vice President and Chief Financial Officer









Dated:  March 10, 1999







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                                  EXHIBIT INDEX

Exhibit No.
      99.   CNA Surety Corporation Press Release issued on March 3, 1999.















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